Exhibit 4.1


WHEN RECORDED
MAIL TO:

Gerald L. Waters
Union Electric Company
1901 Chouteau Avenue
St. Louis, MO  61303
================================================================================



                       Executed in 35 Counterparts, No. 35



                             SUPPLEMENTAL INDENTURE

                             DATED FEBRUARY 1, 2004

                             UNION ELECTRIC COMPANY

                                       TO

                              THE BANK OF NEW YORK,
                                   AS TRUSTEE


                      -----------------------------------


             (SUPPLEMENTAL TO THE INDENTURE OF MORTGAGE AND DEED OF
               TRUST DATED JUNE 15, 1937, AS AMENDED, EXECUTED BY
                             UNION ELECTRIC COMPANY
                      TO THE BANK OF NEW YORK, AS TRUSTEE)

                      -----------------------------------


                 First Mortgage Bonds, Environmental Improvement
                           Series 2004A (1998A Bonds)


 This instrument was prepared by Steven R. Sullivan, Senior Vice President Governmental/Regulatory Policy, General Counsel and Secretary of Union Electric Company, 1901 Chouteau Avenue, St. Louis, Missouri 63103, (314) 554-2098.

     SUPPLEMENTAL INDENTURE, dated the 1st day of February, Two thousand and four (2004) made by and between UNION ELECTRIC COMPANY, a corporation organized and existing under the laws of the State of Missouri (hereinafter called the "Company"), party of the first part, and The Bank of New York (successor trustee to Bank of America, National Association, formerly Boatmen's Trust Company), a bank existing under the laws of the State of New York (hereinafter called the "Trustee"), as Trustee under the Indenture of Mortgage and Deed of Trust dated June 15, 1937, hereinafter mentioned, party of the second part:

     WHEREAS, the Company has heretofore executed and delivered to the Trustee its Indenture of Mortgage and Deed of Trust, dated June 15, 1937, as amended May 1, 1941, April 1, 1971, February 1, 1974, July 7, 1980, February 1, 2000 and
August 15, 2002 (said Indenture of Mortgage and Deed of Trust as so amended, being hereinafter referred to as the "Original Indenture"), to secure the payment of the principal of and the interest (and premium, if any) on all bonds at any time issued and outstanding thereunder, and indentures supplemental thereto dated June 15, 1937, May 1, 1941, March 17, 1942, April 13, 1945, April 27, 1945, October 1, 1945, April 11, 1947, April 13, 1949, September 13, 1950,
December 1, 1950,  September 20, 1951, May 1, 1952,  March 1, 1954, May 1, 1955,
August 31, 1955, April 1, 1956, July 1, 1956, August 1, 1957,  February 1, 1958,
March 1, 1958,  November 5, 1958,  March 16, 1959,  June 24, 1959,  December 11,
1959, August 17, 1960,  September 1, 1960, October 24, 1960, June 30, 1961, July
1, 1961, August 9, 1962,  September 30, 1963,  November 1, 1963, March 12, 1965,
April 1, 1965,  April 14, 1966, May 1, 1966,  February 17, 1967,  March 1, 1967,
February 19, 1968, March 15, 1968,  August 21, 1968, April 7, 1969, May 1, 1969,
September 12, 1969,  October 1, 1969,  March 26, 1970,  April 1, 1970,  June 12,
1970,  January 1, 1971,  April 1, 1971,  September  15, 1971,  December 3, 1973,
February 1, 1974,  April 25,  1974,  February 3, 1975,  March 1, 1975,  June 11,
1975, May 12, 1976, August 16, 1976, April 26, 1977, October 15, 1977,  November
7, 1977,  December 1, 1977, August 1, 1978, October 12, 1979,  November 1, 1979,
July 7, 1980, August 1, 1980, August 20, 1980, February 1, 1981, October 8, 1981, August 27, 1982, September 1, 1982, December 15, 1982, March 1, 1983, June
21, 1984,  December 12, 1984, June 11, 1985,  March 1, 1986, May 1, 1986, May 1,
1990, December 1, 1991,  December 4, 1991, January 1, 1992,  September 30, 1992,
October 1, 1992, December 1, 1992, February 1, 1993, February 18, 1993, May 1, 1993, August 1, 1993, October 1, 1993, January 1, 1994, February 1, 2000, August 15, 2002, March 5, 2003, April 1, 2003, July 15, 2003 and October 1, 2003,
respectively, have heretofore been entered into between the Company and the Trustee; and

     WHEREAS, Bonds have heretofore been issued by the Company under the Original Indenture as follows:

          (1) $80,000,000 principal amount of First Mortgage and Collateral Trust Bonds, 3-3/4% Series due 1962, all of which have been redeemed prior to the date of the execution hereof;

          (2)  $90,000,000  principal  amount of First  Mortgage and  Collateral
     Trust  Bonds,   3-3/8%  Series  due  1971,   which  are  described  in  the
     Supplemental Indenture dated

     May 1, 1941 (hereinafter called the "Supplemental Indenture of May 1, 1941"), all of which have been paid at maturity prior to the date of the execution hereof;

          (3) $13,000,000 principal amount of First Mortgage and Collateral Trust Bonds, 2-3/4% Series due 1975 (herein called the "Bonds of 1975 Series"), which are described in the Supplemental Indenture dated October 1, 1945 (hereinafter called the "Supplemental Indenture of October 1,
     1945"), all of which have been paid at maturity prior to the date of the execution hereof;

          (4) $25,000,000 principal amount of First Mortgage and Collateral Trust Bonds, 2-7/8% Series due 1980 (herein called the "Bonds of 1980 Series"), which are described in the Supplemental Indenture dated December 1, 1950 (hereinafter called the "Supplemental Indenture of December 1, 1950"), all of which have been paid at maturity prior to the date of the execution hereof;

          (5) $30,000,000 principal amount of First Mortgage and Collateral Trust Bonds, 3-1/4% Series due 1982 (herein called the "Bonds of 1982 Series"), which are described in the Supplemental Indenture dated May 1, 1952 (hereinafter called the "Supplemental Indenture of May 1, 1952"), all of which have been paid at maturity prior to the date of the execution hereof;

          (6) $40,000,000 principal amount of First Mortgage Bonds, 3-3/4% Series due 1986 (herein called the "Bonds of 1986 Series"), which are described in the Supplemental Indenture dated July 1, 1956 (hereinafter called the "Supplemental Indenture of July 1, 1956"), all of which have been paid at maturity prior to the date of the execution hereof;

          (7) $35,000,000 principal amount of First Mortgage Bonds, 4-3/8% Series due 1988 (herein called the "Bonds of 1988 Series"), which are described in the Supplemental Indenture dated March 1, 1958 (hereinafter called the "Supplemental Indenture of March 1, 1958"), all of which have been paid at maturity prior to the date of the execution hereof;

          (8) $50,000,000 principal amount of First Mortgage Bonds, 4-3/4% Series due 1990 (herein called the "Bonds of 1990 Series"), which are described in the Supplemental Indenture dated September 1, 1960 (hereinafter called the "Supplemental Indenture of September 1, 1960"), all of which have been paid at maturity prior to the date of the execution hereof;

          (9) $30,000,000 principal amount of First Mortgage Bonds, 4-3/4% Series due 1991 (herein called the "Bonds of 1991 Series"), which are described in the Supplemental Indenture dated July 1, 1961 (hereinafter called the "Supplemental Indenture of July 1, 1961"), all of which have been paid at maturity prior to the date of the execution hereof;

          (10) $30,000,000 principal amount of First Mortgage Bonds, 4-1/2% Series due 1993 (herein called the "Bonds of 1993 Series"), which are described in the

     Supplemental Indenture dated November 1, 1963 (hereinafter called the "Supplemental Indenture of November 1, 1963"), all of which have been redeemed prior to the date of the execution hereof;

          (11) $35,000,000 principal amount of First Mortgage Bonds, 4-1/2% Series due 1995 (herein called the "Bonds of 1995 Series"), which are described in the Supplemental Indenture dated April 1, 1965 (hereinafter called the "Supplemental Indenture of April 1, 1965"), all of which have been paid at maturity prior to the date of the execution hereof;

          (12) $30,000,000 principal amount of First Mortgage Bonds, 5-1/2% Series due 1996 (herein called the "Bonds of 1996 Series"), which are described in the Supplemental Indenture dated May 1, 1966 (hereinafter called the "Supplemental Indenture of May 1, 1966"), all of which have been paid at maturity prior to the date of the execution hereof;

          (13) $40,000,000 principal amount of First Mortgage Bonds, 5-1/2% Series due 1997 (herein called the "Bonds of 1997 Series"), which are described in the Supplemental Indenture dated March 1, 1967 (hereinafter called the "Supplemental Indenture of March 1, 1967"), all of which have been paid at maturity prior to the date of the execution hereof;

          (14) $50,000,000 principal amount of First Mortgage Bonds, 7% Series due 1998 (herein called the "Bonds of 1998 Series"), which are described in the Supplemental Indenture dated March 15, 1968 (hereinafter called the
     "Supplemental Indenture of March 15, 1968"), all of which have been redeemed prior to the date of the execution hereof;

          (15) $35,000,000 principal amount of First Mortgage Bonds, 7-3/8% Series due 1999 (herein called the "Bonds of May 1999 Series"), which are described in the Supplemental Indenture dated May 1, 1969 (hereinafter called the "Supplemental Indenture of May 1, 1969"), all of which have been redeemed prior to the date of the execution hereof;

          (16) $40,000,000 principal amount of First Mortgage Bonds, 8-1/4% Series due 1999 (herein called the "Bonds of October 1999 Series"), which are described in the Supplemental Indenture dated October 1, 1969 (hereinafter called the "Supplemental Indenture of October 1, 1969"), all of which have been redeemed prior to the date of the execution hereof;

          (17) $100,000,000 principal amount of First Mortgage Bonds, 9.95% Series due 1999 (herein called the "Bonds of November 1999 Series"), which are described in the Supplemental Indenture dated November 1, 1979 (hereinafter called the "Supplemental Indenture of November 1, 1979"), all of which have been redeemed prior to the date of the execution hereof;

          (18) $60,000,000 principal amount of First Mortgage Bonds, 9% Series due 2000 (herein called the "Bonds of 2000 Series"), which are described in the Supplemental Indenture dated April 1, 1970 (hereinafter called the "Supplemental Indenture of April 1, 1970"), all of which have been redeemed prior to the date of the execution hereof;

          (19) $50,000,000 principal amount of First Mortgage Bonds, 7-7/8% Series due 2001 (herein called the "Bonds of January 2001 Series"), which are described in the Supplemental Indenture dated January 1, 1971 (hereinafter called the "Supplemental Indenture of January 1, 1971"), all of which have been redeemed prior to the date of the execution hereof;

          (20) $50,000,000 principal amount of First Mortgage Bonds, 7 5/8% Series due 2001 (herein called the "Bonds of April 2001 Series"), which are described in the Supplemental Indenture dated April 1, 1971 (hereinafter called the "Supplemental Indenture of April 1, 1971"), all of which have been redeemed prior to the date of the execution hereof;

          (21) $60,000,000 principal amount of First Mortgage Bonds, 8 1/8% Series due 2001 (herein called the "Bonds of October 2001 Series"), which are described in the Supplemental Indenture dated September 15, 1971 (hereinafter called the "Supplemental Indenture of September 15, 1971"), all of which have been redeemed prior to the date of the execution hereof;

          (22) $70,000,000 principal amount of First Mortgage Bonds, 8-3/8% Series due 2004 (herein called the "Bonds of 2004 Series"), which are described in the Supplemental Indenture dated February 1, 1974 (hereinafter called the "Supplemental Indenture of February 1, 1974"), all of which have been redeemed prior to the date of the execution hereof;

          (23) $70,000,000 principal amount of First Mortgage Bonds, 10-1/2% Series due 2005 (herein called the "Bonds of 2005 Series"), which are described in the Supplemental Indenture dated March 1, 1975 (hereinafter called the "Supplemental Indenture of March 1, 1975"), all of which have been redeemed prior to the date of the execution hereof;

          (24) $70,000,000 principal amount of First Mortgage Bonds, 8-7/8% Series due 2006 (herein called the "Bonds of 2006 Series"), which are described in the Supplemental Indenture dated August 16, 1976 (hereinafter called the "Supplemental Indenture of August 16, 1976"), all of which have been redeemed prior to the date of the execution hereof;

          (25) $27,085,000 principal amount of First Mortgage Bonds, 5.80% Environmental Improvement Series 1977, which are described in the Supplemental Indenture dated October 15, 1977 (hereinafter called the "Supplemental Indenture of October 15, 1977"), all of which have been redeemed prior to the date of the execution hereof;

          (26) $60,000,000 principal amount of First Mortgage Bonds, 8 5/8% Series due 2007 (herein called the "Bonds of 2007 Series"), which are described in the Supplemental Indenture dated December 1, 1977 (hereinafter called the "Supplemental Indenture of December 1, 1977"), all of which have been redeemed prior to the date of the execution hereof;

          (27) $55,000,000 principal amount of First Mortgage Bonds, 9.35% Series due 2008 (herein called the "Bonds of 2008 Series"), which are described in the Supplemental Indenture dated August 1, 1978 (hereinafter called the "Supplemental Indenture of August 1, 1978"), all of which have been redeemed prior to the date of the execution hereof;

          (28) $60,000,000 principal amount of First Mortgage Bonds, Environmental Improvement Series 1980, which are described in the Supplemental Indenture dated August 1, 1980 (hereinafter called the "Supplemental Indenture of August 1, 1980"), all of which have been redeemed prior to the date of the execution hereof;

          (29) $150,000,000 principal amount of First Mortgage Bonds, 15-3/8% Series due 1991 (herein called the "Bonds of February 1991 Series"), which are described in the Supplemental Indenture dated February 1, 1981 (hereinafter called the "Supplemental Indenture of February 1, 1981"), all of which have been redeemed prior to the date of the execution hereof;

          (30) $125,000,000 principal amount of First Mortgage Bonds, 15% Series due 1992 (herein called the "Bonds of 1992 Series"), which are described in the Supplemental Indenture dated September 1, 1982 (hereinafter called the "Supplemental Indenture of September 1, 1982"), all of which have been redeemed prior to the date of the execution hereof;

          (31) $100,000,000 principal amount of First Mortgage Bonds, 13% Series due 2013 (herein called the "Bonds of 2013 Series"), which are described in the Supplemental Indenture dated March 1, 1983 (hereinafter called the "Supplemental Indenture of March 1, 1983"), all of which have been redeemed prior to the date of the execution hereof;

          (32) $100,000,000 principal amount of First Mortgage Bonds, 9-3/8% Series due 2016 (herein called the "Bonds of 2016 Series"), which are described in the Supplemental Indenture dated March 1, 1986 (hereinafter called the "Supplemental Indenture of March 1, 1986"), all of which have been redeemed prior to the date of the execution hereof;

          (33) $100,000,000 principal amount of First Mortgage Bonds, 8-7/8% Series due 1996 (herein called the "Bonds of 1996 Series"), which are described in the Supplemental Indenture dated May 1, 1986 (hereinafter called the "Supplemental Indenture of May 1, 1986"), all of which have been redeemed prior to the date of the execution hereof;

          (34) $60,000,000 principal amount of First Mortgage Bonds, Environmental Improvement Series 1990A, which are described in the Supplemental Indenture dated May 1, 1990 (hereinafter called the "Supplemental Indenture of May 1, 1990"), all of which have been redeemed prior to the date of the execution hereof;

          (35) $125,000,000 principal amount of First Mortgage Bonds, 8-3/4% Series due 2021 (herein called the "Bonds of 2021 Series"), which are described in the Supplemental Indenture dated December 1, 1991 (hereinafter called the "Supplemental Indenture of December 1, 1991"), all of which have been redeemed prior to the date of the execution hereof;

          (36) $75,000,000 principal amount of First Mortgage Bonds, 8.33% Series due 2002 (herein called the "Bonds of 2002 Series"), which are described in the Supplemental Indenture dated December 4, 1991 (hereinafter called the "Supplemental Indenture of December 4, 1991"), all of which have been paid at maturity prior to the date of the execution hereof;

          (37) $100,000,000 principal amount of First Mortgage Bonds, 7.65% Series due 2003 (herein called the "Bonds of 2003 Series"), which are described in the Supplemental Indenture dated January 1, 1992 (hereinafter called the "Supplemental Indenture of January 1, 1992"), all of which have been paid at maturity prior to the date of the execution hereof;

          (38) $204,000,000 aggregate principal amount of First Mortgage Bonds, consisting of $100,000,000 principal amount of 6-3/4% Series due 1999 and $104,000,000 principal amount of 8-1/4% Series due 2022 (herein called the "Bonds of 1999 Series" and "Bonds of 2022 Series", respectively), which are described in the Supplemental Indenture dated October 1, 1992 (hereinafter called the "Supplemental Indenture of October 1, 1992"), of which the Bonds of 1999 Series have been paid at maturity prior to the date of execution hereof and the Bonds of 2022 Series have been redeemed prior to the date of the execution hereof;

          (39) $170,000,000 aggregate principal amount of First Mortgage Bonds, consisting of $85,000,000 principal amount of 7-3/8% Series due 2004 and $85,000,000 principal amount of 8% Series due 2022 (herein called the "Bonds of December 2004 Series" and "Bonds of December 2022 Series", respectively, which are described in the Supplemental Indenture dated December 1, 1992, (hereinafter called the "Supplemental Indenture of December 1, 1992"), of which the Bonds of December 2022 Series have been redeemed prior to the date of the execution hereof and the Bonds of December 2004 Series are outstanding at the date of the execution hereof;

          (40) $188,000,000 principal amount of First Mortgage Bonds, 6-7/8% Series due 2004 (herein called the "Bonds of August 2004 Series"), which are described in the Supplemental Indenture dated February 1, 1993 (hereinafter called the "Supplemental Indenture of February 1, 1993"), all of which are outstanding at the date of the execution hereof;

          (41) $148,000,000 principal amount of First Mortgage Bonds, 6-3/4% Series due 2008 (herein called the "Bonds of May 2008 Series"), which are described in the Supplemental Indenture dated May 1, 1993 (hereinafter called the "Supplemental Indenture of May 1, 1993"), all of which are outstanding at the date of the execution hereof;

          (42) $75,000,000 principal amount of First Mortgage Bonds, 7.15% Series due 2023 (herein called the "Bonds of 2023 Series"), which are described in the Supplemental Indenture dated August 1, 1993 (hereinafter called the "Supplemental Indenture of August 1, 1993"), all of which have been redeemed prior to the date of the execution hereof;

          (43) $44,000,000 principal amount of First Mortgage Bonds, Environmental Improvement Series 1993 (herein called the "Bonds of 2028 Series"), which are described in the Supplemental Indenture dated October 1, 1993 (hereinafter called the "Supplemental Indenture of October 1, 1993"), all of which are outstanding at the date of the execution hereof;

          (44) $100,000,000 principal amount of First Mortgage Bonds, 7% Series due 2024 (herein called the "Bonds of 2024 Series"), which are described in the Supplemental Indenture dated January 1, 1994 (hereinafter called the "Supplemental Indenture of January 1, 1994"), all of which are outstanding at the date of the execution hereof;

          (45) $173,000,000 principal amount of First Mortgage Bonds, Senior Notes Series AA (herein called the "Bonds of 2012 Series"), which are described in the Supplemental Indenture dated August 15, 2002 (hereinafter called the "Supplemental Indenture of August 15, 2002"), all of which are outstanding at the date of the execution hereof;

          (46) $184,000,000 principal amount of First Mortgage Bonds, Senior Notes Series BB (herein called the "Bonds of 2034 Series"), which are described in the Supplemental Indenture dated March 5, 2003 (hereinafter called the "Supplemental Indenture of March 5, 2003"), all of which are outstanding at the date of the execution hereof;

          (47) $114,000,000 principal amount of First Mortgage Bonds, Senior Notes Series CC (herein called the "Bonds of 2015 Series"), which are described in the Supplemental Indenture dated April 1, 2003 (hereinafter called the "Supplemental Indenture of April 1, 2003"), all of which are outstanding at the date of the execution hereof;

          (48) $200,000,000 principal amount of First Mortgage Bonds, Senior Notes Series DD (herein called the "Bonds of 2018 Series"), which are described in the Supplemental Indenture dated July 15, 2003 (hereinafter called the "Supplemental Indenture of July 15, 2003"), all of which are outstanding at the date of the execution hereof; and

          (49) $200,000,000 principal amount of First Mortgage Bonds, Senior Notes Series EE (herein called the "Bonds of 2013 Series"), which are described in the Supplemental Indenture dated October 1, 2003 (hereinafter called the "Supplemental Indenture of October 1, 2003"), all of which are outstanding at the date of the execution hereof; and

     WHEREAS, the following Bonds will be issued by the Company pursuant to this Supplemental Indenture or pursuant to a separate Supplemental Indenture each dated February 1, 2004 and each series of such Bonds will be outstanding upon the authentication by the Trustee of such Bonds:

          (A) $60,000,000 principal amount of First Mortgage Bonds, Environmental Improvement Series 2004A (1998A Bonds) (herein called the "New Bonds"), which are described in this Supplemental Indenture dated February 1, 2004 (hereinafter called "this Supplemental Indenture" or the "Supplemental Indenture of February 1, 2004 (2004A)"), all of which will be outstanding upon the authentication by the Trustee of the New Bonds;

          (B) $50,000,000 principal amount of First Mortgage Bonds, Environmental Improvement Series 2004B (1998B Bonds) (herein called the "Bonds of 2033 (Series 1998B)"), which are described in the Supplemental Indenture dated February 1, 2004 (hereinafter called the "Supplemental Indenture of February 1, 2004 (2004B)"), all of which will be outstanding upon the authentication by the Trustee of the Bonds of 2033 (Series 1998B); and

          (C) $50,000,000 principal amount of First Mortgage Bonds, Environmental Improvement Series 2004C (1998C Bonds) (herein called the "Bonds of 2033 (Series 1998C)"), which are described in the Supplemental Indenture dated February 1, 2004 (hereinafter called the "Supplemental Indenture of February 1, 2004 (2004C)"), all of which will be outstanding upon the authentication by the Trustee of the Bonds of 2033 (Series 1998C);

     and

     WHEREAS, the Company on August 31, 1955 acquired all of the properties of Union Electric Power Company, the Subsidiary as defined in Article I of the Original Indenture, upon the dissolution of the Subsidiary; the Company, by Supplemental Indenture dated August 31, 1955, conveyed all of the properties so acquired (other than property of the character defined as excepted property in the granting clauses of the Original Indenture) to the Trustee upon the terms and trusts in the Original Indenture and the indentures supplemental thereto set forth for the equal and proportionate benefit and security of all present and future holders of the Bonds and coupons issued and to be issued thereunder, all the shares of stock of the Subsidiary were released from the lien of the Original Indenture; and the Company became entitled to change the general designation of the Bonds so as to omit the words "and Collateral Trust"; and

     WHEREAS, the Articles of Incorporation of the Company were duly amended on April 23, 1956, to change its corporate name from "Union Electric Company of Missouri" to "Union Electric Company"; and

     WHEREAS, the Articles of Agreement of the Trustee were duly amended effective on January 4, 1982 to change its corporate name from "St. Louis Union Trust Company" to "Centerre Trust Company of St. Louis", and further amended on December 9, 1988, to change its corporate name from "Centerre Trust Company of St. Louis" to "Boatmen's Trust Company"; and

     WHEREAS, that on March 13, 1998, Boatmen's Trust Company merged into NationsBank, National Association and effective July 5, 1999, changed its name to Bank of America, National Association; and

     WHEREAS, that on February 1, 2000, The Bank of New York, as transferee of the corporate trust business of Bank of America, National Association (formerly known as Boatmen's Trust Company), Trustee under the Original Indenture, became successor Trustee under the Original Indenture; and

     WHEREAS, the Company is entitled at this time to have authenticated and delivered additional Bonds on the basis of property additions upon compliance with and pursuant to the provisions of Article III, Section 4 of the Original Indenture; and

     WHEREAS, the Company has entered into a Loan Agreement dated as of September 1, 1998 (the "Original Loan Agreement") with the State Environmental Improvement and Energy Resources Authority of the State of Missouri (the "Authority") pursuant to which the Authority agreed to issue $60,000,000 aggregate principal amount of its Environmental Improvement Revenue Refunding Bonds (Union Electric Company Project) Series 1998A (the "Authority Bonds"), all of which are presently outstanding and loan the proceeds thereof to the Company; and

     WHEREAS, the Authority Bonds were issued pursuant to an Indenture of Trust dated as of September 1, 1998 (the "Original Authority Bond Indenture") between the Authority and UMB Bank & Trust, N.A., as successor to State Street Bank and Trust Company of Missouri, N.A., as trustee (the "Authority Bond Trustee"); and

     WHEREAS, the Company has determined it to be necessary and desirable to further secure rights of the owners of the Authority Bonds to the payment of principal and interest on the Authority Bonds by obtaining a Financial Guaranty Insurance Policy with respect to the Authority Bonds (the "Authority Bond
Insurance  Policy") from MBIA Insurance  Corporation and in furtherance  thereof
(i) the Authority and the Authority Bond Trustee will enter into an Amended and Restated Indenture of Trust dated as of February 1, 2004 (the "Authority Bond Indenture") which amends and restates the Original Authority Bond Indenture, and
(ii) the Authority and the Company will enter into the First Amendment to Loan Agreement dated as of February 1, 2004 (the "First Amendment to Loan Agreement"), which amends the Original Loan

Agreement (the Original Loan Agreement as so amended is referred to herein as the "Agreement"); and

     WHEREAS, in connection with obtaining the Authority Bond Insurance Policy, the Company desires by this Supplemental Indenture to provide for the issuance to the Authority Bond Trustee of a new series of Bonds under the Original Indenture as security for the Company's obligations under the Agreement with respect to the payment of the Authority Bonds, to have the designation provided in Article I, Section 1 hereof (herein called the "New Bonds"), and the Original Indenture provides that certain terms and provisions, as determined by the Board of Directors of the Company, of the Bonds of any particular series may be expressed in and provided by the execution of an appropriate supplemental indenture; and

     WHEREAS, the Original Indenture provides that the Company and the Trustee may enter into indentures supplemental to the Original Indenture specifically to convey, transfer and assign to the Trustee and to subject to the lien of the Original Indenture additional properties acquired by the Company; and

     WHEREAS, the Company, in the exercise of the powers and authority conferred upon and reserved to it under the provisions of the Original Indenture and pursuant to appropriate resolutions of the Board of Directors, has duly resolved and determined to make, execute and deliver to the Trustee a Supplemental Indenture in the form hereof for the purposes herein provided; and

     WHEREAS, all conditions and requirements necessary to make this Supplemental Indenture a valid, binding and legal instrument have been done, performed and fulfilled and the execution and delivery hereof have been in all respects duly authorized;

     NOW, THEREFORE, THIS INDENTURE WITNESSETH:

     That, in consideration of the premises and of the mutual covenants herein contained and of the acceptance of this trust by the Trustee and of the sum of One Dollar duly paid by the Trustee to the Company at or before the time of the execution of this Supplemental Indenture, and of other valuable considerations, the receipt whereof is hereby acknowledged, and in order further to secure the payment of the principal of and interest (and premium, if any) on all Bonds at any time issued and outstanding under the Original Indenture, according to their tenor and effect, and to secure the Company's obligations under the Agreement with respect to the payment of the Authority Bonds, the Company has executed and delivered this Supplemental Indenture and has granted, bargained, sold, warranted, aliened, remised, released, conveyed, assigned, transferred, mortgaged, pledged, set over and confirmed and by these presents does grant, bargain, sell, warrant, alien, remise, release, convey, assign, transfer, mortgage, pledge, set over and confirm unto The Bank of New York, as Trustee, and to its successors in trust under the Original Indenture forever, all and singular the following described properties (in addition to all other properties heretofore subjected to the lien of the Original Indenture and not heretofore released from the lien thereof) - that is to say:

                                      FIRST

     ALL power houses, plants, buildings and other structures, dams, dam sites, substations, heating plants, gas works, holders and tanks, together with all and singular the electric, heating, gas and mechanical appliances appurtenant thereto of every nature whatsoever, now owned by the Company, including all and singular the machinery, engines, boilers, furnaces, generators, dynamos, turbines and motors, and all and every character of mechanical appliance for generating or producing electricity, steam, gas and other agencies for light, heat, cold, or power or other purposes, and all transmission and distribution systems used for the transmission and distribution of electricity, steam, gas and other agencies for light, heat, cold or power or any other purpose whatsoever, whether underground or overhead, surface or otherwise, now owned by the Company, including all poles, towers, posts, wires, cables, conduits, manholes, mains, pipes, tubes, drains, furnaces, switchboards, transformers, conductors, insulators, supports, meters, lamps, fuses, junction boxes, regulator stations, and other electric, steam and gas fixtures and apparatus; all of the aforementioned property being located in the City of St. Louis, the counties of Adair, Audrain, Benton, Bollinger, Boone, Butler, Caldwell, Callaway, Camden, Cape Girardeau, Clark, Clay, Clinton, Cole, Cooper, Crawford, Daviess, Dunklin, Franklin, Gasconade, Howard, Iron, Jefferson, Knox, Lewis, Lincoln, Livingston, Macon, Madison, Maries, Marion, Miller, Mississippi, Moniteau, Montgomery, Morgan, New Madrid, Osage, Pemiscot, Perry, Pettis, Phelps, Pike, Pulaski, Ralls, Randolph, Ray, Reynolds, Ripley, St. Charles, St. Francois, Ste. Genevieve, St. Louis, Saline, Schuyler, Scott, Stoddard, Warren, Washington, and Wayne, Missouri, the counties of Adams, Alexander, Calhoun, Franklin, Hancock, Henderson, Jackson, Jersey, Macoupin, Madison, Massac, Monroe, Perry, Pike, Pulaski, St. Clair, Union, and Washington, Illinois, and the counties of Des Moines, Henry, Johnson, Lee, and Washington, Iowa, upon real estate owned by the Company, or occupied by it under rights to so occupy, which real estate is described in the Indenture of Mortgage and Deed of Trust dated June 15, 1937, in the Supplemental Indentures dated May 1, 1941, March 17, 1942, April 13, 1945, April 27, 1945, October 1, 1945, April 11, 1947, April 13, 1949,
September 13, 1950, December 1, 1950, September 20, 1951, May 1, 1952, March 1, 1954, May 1, 1955, August 31, 1955, April 1, 1956, July 1, 1956, August 1, 1957,
February 1, 1958,  March 1, 1958,  November 5, 1958,  March 16,  1959,  June 24,
1959,  December 11, 1959, August 17, 1960,  September 1, 1960, October 24, 1960,
June 30, 1961,  July 1, 1961,  August 9, 1962,  September 30, 1963,  November 1,
1963, March 12, 1965,  April 1, 1965, April 14, 1966, May 1, 1966,  February 17,
1967, March 1, 1967,  February 19, 1968, March 15, 1968,  August 21, 1968, April
7, 1969, May 1, 1969, September 12, 1969, October 1, 1969, March 26, 1970, April
1, 1970,  June 12, 1970,  January 1, 1971,  April 1, 1971,  September  15, 1971,
December 3, 1973, February 1, 1974, April 25, 1974, February 3, 1975, March 1, 1975, June 11, 1975, May 12, 1976, August 16, 1976, April 26, 1977, October 15,
1977,  November 7, 1977,  December 1, 1977,  August 1, 1978,  October 12,  1979,
November 1, 1979, July 7, 1980, August 1, 1980, August 20, 1980, February 1, 1981, October 8, 1981, August 27, 1982, September 1, 1982, December 15, 1982,
March 1, 1983, June 21, 1984,  December 12, 1984, June 11, 1985,  March 1, 1986,
May 1, 1986, May 1, 1990,  December 1, 1991,  December 4, 1991, January 1, 1992,
September 30, 1992, October 1, 1992, December 1, 1992, February 1, 1993, February 18, 1993, May 1, 1993, August 1, 1993, October 1, 1993, January 1, 1994, February 1, 2000, August 15, 2002, March 5, 2003, April 1, 2003, July 15,
2003, October 1, 2003 and in this Supplemental Indenture and the seven other Supplemental Indentures each dated

February 1, 2004, or attached to or connected with such real estate or transmission or distribution systems of the Company leading from or into such real estate.


                                     SECOND

     ALSO, (except as in the Original Indenture expressly excepted) all franchises and all permits, ordinances, easements, privileges, immunities and licenses, all rights to construct, maintain and operate overhead, surface and underground systems for the distribution and transmission of electricity, steam, gas or other agencies for the supply to itself or others of light, heat, cold or power, all rights-of-way, all waters, water rights and flowage rights and all grants and consents, now owned or, subject to the provisions of Article XII of the Original Indenture, which it may hereafter acquire.

     ALSO, (except as in the Original Indenture expressly excepted) all inventions, patent rights and licenses of every kind now owned by the Company or, subject to the provisions of Article XII of the Original Indenture, which it may hereafter acquire.


                                      THIRD

     ALSO, subject to the provisions of Article XII of the Original Indenture, all other property, real, personal and mixed (except as therein or herein expressly excepted) of every nature and kind and wheresoever situated now or hereafter possessed by or belonging to the Company, or to which it is now, or may at any time hereafter be, in any manner entitled at law or in equity.

     TO HAVE AND TO HOLD all said properties, real, personal and mixed, mortgaged, pledged and conveyed by the Company as aforesaid, or intended so to be, unto the Trustee and its successors and assigns forever;

     SUBJECT, HOWEVER, to the exceptions and reservations and matters hereinabove recited, to existing leases, to existing liens upon rights of way for transmission or distribution line purposes, as defined in Article I of the Original Indenture, and any extensions thereof, and subject to existing easements for streets, alleys, highways, rights-of-way and railroad purposes over, upon and across certain of the property hereinbefore described, and subject also to all the terms, conditions, agreements, covenants, exceptions and reservations expressed or provided in the deeds or other instruments respectively under and by virtue of which the Company acquired the properties hereinabove described, and to undetermined liens and charges, if any, incidental to construction or other existing permitted liens as defined in Article I of the Original Indenture;

     IN TRUST, NEVERTHELESS, upon the terms and trusts in the Original Indenture and the indentures supplemental thereto, including this Supplemental Indenture, set forth, for the equal and proportionate benefit and security of all present and future holders of the Bonds and coupons issued and to be issued thereunder, or any of them, without preference of any of said Bonds and coupons of any particular series over the Bonds and coupons of any other series, by reason of priority in the time of the issue, sale or negotiation thereof, or by reason of the purpose of issue or otherwise howsoever, except as otherwise provided in Section 2 of Article IV of the Original Indenture.

     AND IT IS HEREBY COVENANTED, DECLARED AND AGREED, by and between the parties hereto, for the benefit of those who shall hold the Bonds and coupons, or any of them to be issued under the Original Indenture, as follows:


                                    ARTICLE I

                          DESCRIPTION OF THE NEW BONDS

     Section 1.1. There is hereby created a new series of Bonds to be executed, authenticated and delivered under and secured by the Original Indenture which shall, subject to the provisions of Section 1 of Article II of the Original Indenture, be designated as "First Mortgage Bonds, Environmental Improvement Series 2004A (1998A Bonds)" (the "New Bonds") of the Company. The New Bonds shall be executed, authenticated and delivered in accordance with the provisions of, and shall in all respects be subject to all of the terms, conditions and covenants of, the Original Indenture and shall be issued to, and registered in the name of, the Authority Bond Trustee under the Authority Bond Indenture to secure any and all obligations of the Company under the Agreement with respect to the payment of the Authority Bonds.

     The New Bonds shall mature, subject to prior redemption, on September 1, 2033, and shall bear interest at the same rate or rates of interest as the Authority Bonds which, in turn, shall be determined by the methods set forth in the Authority Bond Indenture, which provides for an Auction Rate, a Daily Rate, a Weekly Rate, a Commercial Paper Rate or a Long-Term Interest Rate (each as defined in the Authority Bonds Indenture). Reference is made to the provisions of the Authority Bond Indenture concerning the methods by which such interest rates are determined, and the means by which the method of determining such interest rates may be changed, and such provisions are included in this Supplemental Indenture as if fully set forth herein. Interest on the New Bonds is payable on the same dates as interest on the Authority Bonds is paid, until the principal sum of the New Bonds is paid in full. The New Bonds shall be payable as to principal and interest in any coin or currency of the United States of America which at the time of payment is legal tender for public and private debts, and shall be payable, in immediately available funds, at the office of the Authority Bond Trustee.

     Section 1.2. The New Bonds shall not be assignable or transferable except as permitted or required by Section 12.13 of the Authority Bond Indenture. Any such transfer shall be effected at the principal office or place of business of the Trustee under the Original Indenture. The New Bonds are exchangeable for the New Bonds of other denominations, as in the Original Indenture provided, except that payment of a service charge therefor will not be required by the Company.

     Notwithstanding the provisions of Section 6 of Article II of the Original Indenture, the New Bonds shall be dated their date of authentication and shall bear interest from the interest payment date to which interest on the New Bonds has been paid next preceding the date thereof, unless such date is an interest payment date to which interest has been paid, in which case they shall bear interest from the date thereof.

     Upon any payment of the principal of and interest on, all or any portion of the Authority Bonds, whether at maturity or otherwise or upon provision for the payment thereof having been made in accordance with Section 7.01 of the Authority Bond Indenture, the New Bonds in a principal amount equal to the principal amount of such Authority Bonds shall, to the extent of such payment of principal and interest, be deemed paid and the obligation of the Company thereunder to make such payment shall be discharged to such extent and, in the case of the payment of principal, such New Bonds shall be surrendered to the Company for cancellation as provided in and subject to the terms of Section 7.04 of the Authority Bond Indenture. The Trustee may at any time and all times conclusively assume that the obligation of the Company under the Agreement to make payments with respect to the principal of and interest on the Authority Bonds, so far as such payments at the time have become due, has been fully satisfied and discharged pursuant to the foregoing sentence unless and until the Trustee shall have received a written notice from the Authority Bond Trustee signed by one of its officers stating (i) the timely payment of principal or interest on, the Authority Bonds has not been made, (ii) that the Company is in arrears as to the payments required to be made by it to the Authority Bond Trustee pursuant to the Agreement, and (iii) the amount of the arrearage.

     Section 1.3. The New Bonds and the Trustee's certificate on the New Bonds shall be substantially in the following forms respectively:

                           [Form of Face of New Bond]

No. ____                                                          $________

                               Ill. C. C. No. 6314


 NOTWITHSTANDING ANY PROVISIONS HEREOF OR IN THE ORIGINAL INDENTURE THIS BOND IS
    NOT ASSIGNABLE OR TRANSFERABLE EXCEPT AS PERMITTED OR REQUIRED BY SECTION
        12.13 OF THE AMENDED AND RESTATED INDENTURE OF TRUST DATED AS OF FEBRUARY 1, 2004, BETWEEN THE STATE ENVIRONMENTAL IMPROVEMENT AND ENERGY
   RESOURCES AUTHORITY OF THE STATE OF MISSOURI AND UMB BANK & TRUST, N.A., AS SUCCESSOR TO STATE STREET BANK AND TRUST COMPANY OF MISSOURI, N.A., AS TRUSTEE


                             UNION ELECTRIC COMPANY
             (Incorporated under the laws of the State of Missouri)
   First Mortgage Bonds, Environmental Improvement Series 2004A (1998A Bonds)

              Illinois Commerce Commission Identification No. 6314

     UNION ELECTRIC COMPANY, a corporation organized and existing under the laws of the State of Missouri (hereinafter called the "Company," which term shall include any successor corporation as defined in the Amended Indenture referred to on the reverse hereof), for value received, hereby promises to pay to UMB Bank & Trust, N.A., as successor to State Street Bank and Trust Company of Missouri, N.A., as trustee under the Authority Bond Indenture hereinafter referred to, or registered assigns, the sum of _________________________ Dollars, on the 1st day of September, 2033, subject to prior redemption, in any coin or currency of the United States of America which at the time of payment is legal tender for public and private debts, and to pay interest thereon, in like coin or currency, at the same rate or rates of interest as the Authority Bonds (as determined in accordance with the Authority Bond Indenture referred to below), but in no event shall the interest rate on this Bond exceed twelve percent (12%) per annum. Interest on overdue principal premium, if any, and, to the extent permitted by law, on overdue interest, shall be payable at the interest rate payable on the Authority Bonds. Interest on this Bond is payable on the same dates as interest on the Authority Bonds, or, if this Bond shall be duly called for redemption, until the redemption date, or if the Company shall default in the payment of the principal hereof, until the Company's obligation to pay principal shall be discharged as provided in the Amended Indenture is paid, until the principal sum is paid in full. The principal of, and interest on, this Bond are payable, in immediately available funds, at the office of the Authority Bond Trustee hereinafter referred to.

     Under an Indenture of Trust dated as of September 1, 1998, as amended and restated by the Amended and Restated Indenture of Trust dated as of February 1, 2004 (as so amended and restated, the "Authority Bond Indenture") between the State Environmental Improvement and Energy Resources Authority of the State of Missouri (the "Authority") and UMB Bank & Trust, N.A., as successor to State Street Bank and Trust Company of Missouri, N.A., as trustee (the "Authority Bond Trustee"), the Authority has issued its Environmental Improvement Revenue

Refunding Bonds (Union Electric Company Project) Series 1998A in the aggregate principal amount of $60,000,000 (the "Authority Bonds"). The Company has agreed to pay the principal of and interest on the Authority Bonds pursuant to a Loan Agreement dated as of September 1, 1998, as supplemented and amended by the First Amendment to Loan Agreement dated as of February 1, 2004 (as so amended, the "Agreement") between the Company and the Authority. Pursuant to the Granting Clause of the Authority Bond Indenture, this Bond is issued to the Authority Bond Trustee to secure any and all obligations of the Company under the Agreement with respect to payment of the Authority Bonds. Payment of principal of, or interest on, the Authority Bonds shall constitute payments on this Bond as further provided herein and in the Supplemental Indenture dated February 1, 2004 pursuant to which this Bond has been issued (the "Supplemental Indenture").

     Upon any payment of the principal of, and interest on, all or any portion of the Authority Bonds, whether at maturity or otherwise or upon provision for the payment thereof having been made in accordance with Section 7.01 of the Authority Bond Indenture, a principal amount of this Bond equal to the principal amount of such Authority Bonds shall, to the extent of such payment of principal and interest, be deemed paid and the obligation of the Company thereunder to make such payment shall be discharged to such extent and, in the case of the payment of principal, such Bonds shall be surrendered to the Company for cancellation as provided in Section 7.04 of the Authority Bond Indenture. The Trustee (as hereinafter defined) may at any time and all times conclusively assume that the obligation of the Company to make payments under the Agreement with respect to the principal of, and interest on, the Authority Bonds, so far as such payments at the time have become due, has been fully satisfied and discharged pursuant to the foregoing sentence unless and until the Trustee shall have received a written notice from the Authority Bond Trustee signed by one of its officers stating (i) that timely payment of principal of, or interest on, the Authority Bonds has not been made, (ii) that the Company is in arrears as to the payments required to be made by it to the Authority Bond Trustee pursuant to the Agreement, and (iii) the amount of the arrearage.

     This Bond shall not be entitled to any benefit under the Amended Indenture or any indenture supplemental thereto, or become valid or obligatory for any purpose, until The Bank of New York, the Trustee under the Amended Indenture, or a successor trustee thereto under the Amended Indenture, or an agent therefor, shall have signed the form of certificate endorsed hereon.

     The provisions of this Bond are continued on the reverse hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

     IN WITNESS WHEREOF, Union Electric Company has caused this Bond to be signed in its name by its Chairman of the Board or President or a Vice President by manual signature or a facsimile thereof, and its corporate seal (or a facsimile thereof) to be hereto affixed and attested by its Secretary or an Assistant Secretary by manual signature or a facsimile thereof.

         Dated,
                                      UNION ELECTRIC COMPANY,


                                      By
                                        ----------------------------------------
                                        Vice President
[CORPORATE SEAL]

Attest:


--------------------------------
Secretary


                         [FORM OF TRUSTEE'S CERTIFICATE]

     This Bond is one of the Bonds, of the series designated therein, described in the within-mentioned Amended Indenture and Supplemental Indenture of February 1, 2004.

                                      THE BANK OF NEW YORK, as Trustee


                                      By
                                        ----------------------------------------
                                        Authorized Officer


                          [FORM OF REVERSE OF NEW BOND]

     This Bond is one of a duly authorized issue of Bonds of the Company (herein called the "Bonds"), limited to an aggregate principal amount of $60,000,000, of the series hereinafter specified, all issued under and equally secured by the Indenture of Mortgage and Deed of Trust, dated June 15, 1937, executed by the Company to The Bank of New York (successor trustee to Bank of America, National Association, formerly Boatmen's Trust Company), as trustee (herein called the "Trustee"), as amended by indentures supplemental thereto dated May 1, 1941, April 1, 1971, February 1, 1974, July 7, 1980, February 1, 2000 and August 15, 2002, between the Company and the Trustee (said mortgage and deed of trust, as so amended, being herein called the "Amended Indenture"), to which Amended Indenture and all indentures supplemental thereto reference is hereby made for a description of the properties mortgaged and pledged, the nature and extent of the security, the rights of the bearers or registered owners of the Bonds and of the Trustee in respect thereto, and the terms and conditions upon which the Bonds are, and are to be, secured. To the extent permitted by, and as provided in, the Amended Indenture, modifications or alterations of the Amended Indenture, or of any indenture supplemental thereto, and of the rights and obligations of the Company and of the holders of the Bonds may be made with the consent of the Company by an affirmative vote of not less than 60% in amount of the Bonds entitled to vote then outstanding, at a meeting of Bondholders called and held as provided in the Amended Indenture, and by an affirmative vote of not less than 60% in amount of the

Bonds of any series entitled to vote then outstanding and affected by such modification or alteration, in case one or more but less than all of the series of Bonds then outstanding under the Amended Indenture are so affected. Additionally, the Company may amend the Amended Indenture, as supplemented, by an appropriate written consent of not less than 60% in aggregate principal amount of the Bonds outstanding (and, if the rights of one or more, but less than all, series of Bonds then outstanding are to be affected by action taken pursuant to such consent, then also by consent of the holders of at least 60% in principal amount of each series of Bonds so to be affected and outstanding hereunder) without a meeting of such Bondholders. No such modification or alteration shall be made which will affect the terms of payment of the principal of, or interest on, this Bond, which are unconditional. The Bonds may be issued in series, for various principal sums, may mature at different times, may bear interest at different rates and may otherwise vary as in the Amended Indenture provided. This Bond is one of a series designated as the "First Mortgage Bonds, Environmental Improvement Series 2004A (1998A Bonds)" (herein called the "Bonds of this Series") of the Company, issued under and secured by the Amended Indenture and described in the indenture (hereinafter called the "Supplemental Indenture") dated February 1, 2004, between the Company and the Trustee, supplemental to the Amended Indenture.

     The Bonds of this Series are not entitled to the benefit of any improvement, maintenance or analogous fund.

     This Bond is, subject to the provisions of the Amended Indenture, subject to redemption in the amounts, at the times, at the prices and under the circumstances under which the Authority Bonds are subject to redemption under the same terms and circumstances set forth in the Authority Bond Indenture for the redemption of the Authority Bonds.

     This Bond is also subject to mandatory redemption at the principal amount hereof plus accrued interest to the date fixed for redemption if the Trustee or the Company is notified that an "Event of Default" under the Authority Bond Indenture has occurred and is continuing and the Authority Bond Trustee has declared the principal amount of all Authority Bonds then outstanding due and payable in accordance with the Authority Bond Indenture.

     The Company may, by notice to the Trustee at least 60 days prior to any date on which any principal amount is due on this Bond, elect to receive a credit in respect of such principal payment (a) for any Bonds of this Series then due which have been redeemed prior to such principal payment date or otherwise acquired and delivered to the Trustee for cancellation by said Trustee prior to the giving of such notice, or (b) for any Authority Bonds which have been purchased, delivered for cancellation or previously redeemed, which in each case have not theretofore been applied as a credit against such principal payment. Each Bond with respect to which the Company elects to receive a credit will be credited by the Trustee at 100% of the principal amount thereof against such principal payment, provided further that in the case of a credit with respect to any Authority Bonds, the principal amount thereof shall be established by an officers' certificate (as defined in the Amended Indenture) concurred in by the Authority Bond Trustee, included with the above-mentioned notice to the Trustee. The principal amount of Bonds to be paid on the due date of such principal payment will be reduced by the amount of any such credit or credits in respect of Bonds previously redeemed or delivered as provided above.

     Upon cancellation in full or in part of any of the Authority Bonds (or provision for payment thereof having been made in accordance with the provisions of the Authority Bond Indenture) and payment of all fees and charges of the trustee thereunder, such trustee shall deliver to the Trustee, for cancellation a corresponding amount of Bonds remaining in its possession.

     Such redemption in every case shall be effected upon notice delivered by the Company at least 60 days prior to the date of redemption, to the registered owner of the Bonds at its address as the same shall appear on the transfer register of the Company, all subject to the conditions of, and as more fully set forth in, the Amended Indenture and Supplemental Indenture.

     In case an event of default, as defined in the Amended Indenture, shall occur, the principal of all the bonds at any such time outstanding under the Amended Indenture may be declared or may become due and payable, upon the conditions and in the manner and with the effect provided in the Amended Indenture. The Amended Indenture provides that such declaration may in certain events be waived by the holders of a majority in principal amount of the bonds outstanding.

     This Bond shall not be assignable or transferable except as permitted or required by Section 12.13 of the Authority Bond Indenture. This Bond is exchangeable by the registered owner hereof, in person or by duly authorized attorney, on the books of the Company to be kept for that purpose at the office of the Company in the City of St. Louis, Missouri, upon surrender and cancellation of this Bond and on presentation of a duly executed written instrument of transfer, and thereupon a new Bond or Bonds of the same series, of the same aggregate principal amount and in authorized denominations will be issued to the transferee or transferees in exchange herefor, without payment of any charge other than stamp taxes and other governmental charges incident thereto; and this Bond with or without others of like series, may in like manner be exchanged for one or more new Bonds of the same series of other authorized denominations but of the same aggregate principal amount; all subject to the terms and conditions set forth in the Amended Indenture.

     As provided in Section 7.04 of the Authority Bond Indenture, from and after the Release Date (as defined in the Authority Bond Indenture), the obligations of the Company with respect to this Bond shall be deemed to be satisfied and discharged, this Bond shall cease to secure in any manner the Company's obligations under the Agreement with respect to the payment of any Authority Bonds outstanding under the Authority Bond Indenture, and, pursuant to Section
7.04 of the Authority Bond Indenture, the Authority Bond Trustee shall forthwith deliver this Bond to the Company for cancellation.

     No recourse shall be had for the payment of the principal of, or the interest on, this Bond, or for any claim based hereon or on the Amended Indenture or any indenture supplemental thereto, against any incorporator, or against any stockholder, director or officer, past, present or future, of the Company, or of any predecessor or successor corporation, either directly or through the Company or any such predecessor or successor corporation, whether for amounts unpaid on stock subscriptions or by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability, whether at common law, in equity, by any constitution, statute or otherwise, of incorporators, stockholders, directors or officers being released by every owner hereof by the acceptance of this Bond and as part of the consideration for the issue hereof, and being likewise released by the terms of the Amended Indenture.


                      [END OF FORM OF REVERSE OF NEW BOND]


                                   ARTICLE II

                             ISSUE OF THE NEW BONDS

     Section  2.1.  The  principal   amount  of  the  New  Bonds  which  may  be
authenticated and delivered hereunder is limited to an amount equal to the principal amount of Sixty Million Dollars ($60,000,000) consisting of Bonds maturing on September 1, 2033.

     Section 2.2. The New Bonds in the aggregate principal amount set forth above, may forthwith be executed by the Company and delivered to the Trustee and shall be authenticated by the Trustee and delivered (either before or after the filing or recording hereof) to or upon the order of the Company, upon compliance by the Company with the applicable provisions of Article III and Article XVIII of the Original Indenture.

     Section 2.3. As provided in Section 7.04 of the Authority Bond Indenture, from and after the Release Date (as defined in the Authority Bond Indenture), the obligations of the Company with respect to the New Bonds shall be deemed to be satisfied and discharged, the New Bonds shall cease to secure in any manner the Company's obligations under the Agreement with respect to the payment of any Authority Bonds outstanding under the Authority Bond Indenture, and, pursuant to
Section 7.04 of the Authority Bond Indenture, the Authority Bond Trustee shall forthwith deliver the New Bonds to the Company for cancellation.


                                   ARTICLE III

                           REDEMPTION OF THE NEW BONDS

     Section 3.1. The New Bonds are, subject to the provisions of the Original Indenture, subject to redemption in the amounts, at the times, at the prices and under the circumstances under which the Authority Bonds are subject to redemption, under the same terms and conditions set forth in the Authority Bond Indenture for the redemption of the Authority Bonds. In the event that less than all the New Bonds are to be redeemed, the New Bonds to be redeemed shall be determined by lot in such manner as the Trustee in its discretion shall deem proper, as in the Original Indenture provided.

     The New Bonds are also subject to mandatory redemption as set forth in the form of New Bonds in Section 1.3 of Article I of this Supplemental Indenture.

     Section 3.2. Subject to the provisions of Article V of the Original Indenture, notice of redemption shall be delivered by the Company at least 60 days prior to the date of redemption, to the registered owner of such Bonds at its address as the same shall appear on the transfer register of the Company.

     Section 3.3. As provided in the Authority Bond Indenture, any amounts of money held in the Bond Fund provided in said Indenture and available for such purpose, which are at the request of the Company applied to the payments of the principal of, premium, if any, and interest on the Authority Bonds on any payment or redemption date, shall be applied as a credit on amounts otherwise due under the New Bonds; provided that the amount of such credit shall be established by an officers' certificate (as defined in the Amended Indenture), concurred in by the Authority Bond Trustee which shall be filed with the Trustee prior to the application of any such credit.

     Upon cancellation in full or in part of any of the Authority Bonds (or provision for payment thereof having been made in accordance with the provisions of the Authority Bond Indenture) and payment of all fees and charges of the trustee thereunder, such trustee shall deliver to the Trustee, for cancellation a corresponding amount of New Bonds remaining in its possession or shall request such Trustee to issue a New Bond reflecting any such cancellation


                                   ARTICLE IV

                                    COVENANTS

     The Company hereby covenants, warrants and agrees;

     Section 4.1. That the Company is lawfully seized and possessed of all of the mortgaged property described in the granting clauses of this Supplemental Indenture; that it has good right and lawful authority to mortgage the same as provided in this Supplemental Indenture; and that such mortgaged property is, at the actual date of the issue of the New Bonds, free and clear of any deed of trust, mortgage, lien, charge or encumbrance thereon or affecting the title thereto prior to the Original Indenture, except as set forth in the granting clauses of the Original Indenture or this Supplemental Indenture.

     Section 4.2. That, so long as any of the New Bonds are outstanding, whenever any officers' certificate is required to be filed or deposited with the Trustee pursuant to Section 3(b) of Article III of the Original Indenture upon an application for the authentication of additional Bonds pursuant to Article III of the Original Indenture, such officers' certificate shall include, in addition to the matters required to be stated therein by said Section 3(b), the statement with respect to the net earnings of the Company available for interest after property retirement appropriations required by Section 2 of Article V of the Supplemental Indenture of July 1, 1956.

     Section 4.3. That, so long as any of the New Bonds are outstanding, the Company will not apply for the authentication and delivery of additional Bonds pursuant to Section 4 of Article III of the Original Indenture or the withdrawal of cash from the trust estate or the reduction of the amount of cash required to be paid into the trust estate or to satisfy the maintenance and improvement funds under any provision of the Original Indenture or the Supplemental Indentures creating prior series of Bonds, on the basis of the amount of $15,000,000 excluded from net bondable value of property additions not subject to an unfunded prior lien pursuant to Section 3 of Article V of the Supplemental Indenture of October 1, 1945, or on the basis of the amount of $7,500,000 excluded from net bondable value of property additions not subject to an unfunded prior lien pursuant to Section 3 of Article V of the Supplemental Indenture of July 1, 1956.

     Section 4.4. That, so long as any of the New Bonds are outstanding, the Company will not issue or permit to be issued any prior lien bonds secured by an unfunded prior lien in addition to the prior lien bonds secured by such unfunded prior lien at the time of first acquisition by the Company of property subject thereto (other than in lieu of lost, stolen or mutilated bonds or on the exchange for bonds already outstanding of an equal principal amount of other bonds of the same issue and the same series, if any, and of the same maturity), except upon compliance with the provisions of Section 16 of Article IV of the Original Indenture, nor unless the net earnings of the Company available for interest after property retirement appropriations (determined as provided in Section 2 of Article V of the Supplemental Indenture of July 1, 1956), for any 12 consecutive calendar months during the period of 15 calendar months immediately preceding the first day of the month in which the additional prior lien bonds are to be issued, have been, in the aggregate, equal to not less than twice the annual interest charges on the indebtedness specified in subparagraphs
(i) and (ii) of paragraph (1) of Section 2(a) of said Article V; provided that, if the application for the issue of such additional prior lien bonds is upon the basis of payment at maturity of prior lien bonds theretofore sold or otherwise disposed of or the redemption or purchase thereof after a date two years prior to the date of maturity, the additional requirement imposed by this Section 4 with respect to net earnings of the Company available for interest after property retirement appropriations shall not apply. Any officers' certificate with respect to net earnings of the Company, required to be filed with the Trustee as a condition precedent to the issue of such additional prior lien bonds, shall include, in addition to the matters otherwise required to be stated therein, the matters required to be stated in an officers' certificate pursuant to paragraphs (1) and (2) of Section 2(a) of said Article V.

     Section 4.5. That, so long as any of the New Bonds are outstanding, the Company will not acquire, by purchase, merger or otherwise, any property subject to a lien or liens which will on acquisition be an unfunded prior lien or prior liens, except upon compliance with the provisions of Section 14 of Article IV of the Original Indenture, nor unless the net earnings of such property available for interest after property retirement appropriations (determined in the manner provided in Section 2 of Article V of the Supplemental Indenture of July 1,
1956), for any 12 consecutive calendar months during the period of 15 calendar months immediately preceding the first day of the month in which the first acquisition of property subject to such lien or liens occurs, have been, in the aggregate, equal to not less than twice the amount of annual interest charges, on all outstanding indebtedness secured by such lien or liens. Any officers' certificate with respect to net earnings of such property, required to be filed with the Trustee as a condition precedent to the acquisition of such property, shall include, in addition to the matters otherwise required to be stated therein, the matters required to be stated in an officers' certificate pursuant to Section 2 of said Article V applicable, however, only to the net earnings of such property and to the indebtedness secured by such liens to which such property is subject.

                                    ARTICLE V

                                   THE TRUSTEE

     The Trustee hereby accepts the trusts hereby declared and provided, and agrees to perform the same upon the terms and conditions in the Original Indenture and in this Supplemental Indenture set forth, and upon the following terms and conditions:

     The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or the due execution hereof by the Company or for or in respect of the recitals contained herein, all of which recitals are made by the Company solely.


                                   ARTICLE VI

                            MISCELLANEOUS PROVISIONS

     Section 6.1. Except as otherwise defined herein, all terms contained in this Supplemental Indenture shall, for all purposes thereof, have the meanings given to such terms in Article I of the Original Indenture.

     Section 6.2. This Supplemental Indenture may be simultaneously executed in any number of counterparts, each of which when so executed shall be deemed to be an original; but such counterparts shall together constitute but one and the same instrument.

     IN WITNESS WHEREOF, said Union Electric Company has caused this Supplemental Indenture to be executed on its behalf by its Chairman of the Board or President or one of its Vice Presidents and its corporate seal to be hereto affixed and said seal and this Supplemental Indenture to be attested by its Secretary or one of its Assistant Secretaries; and said The Bank of New York, in evidence of its acceptance of the trust hereby created, has caused this Supplemental Indenture to be executed on its behalf by its President or one of its Vice Presidents, and its corporate seal to be hereto affixed and said seal and this Supplemental Indenture to be attested by its Secretary, or one of its Assistant Secretaries; all as of the 1st day of February, Two thousand and four.

Attested:                               UNION ELECTRIC COMPANY,
                                          1901 Chouteau Avenue
                                          St. Louis, Missouri  63103


/s/ G. L. Waters                        By: /s/ Jerre E. Birdsong
----------------------------------         -------------------------------------
          G. L. Waters                  Name:   Jerre E. Birdsong
      Assistant Secretary               Title:  Vice President and Treasurer


Signed, sealed and delivered by
       UNION ELECTRIC COMPANY
       in the presence of:


/s/ Daphyne Bradley
----------------------------------
            Daphyne Bradley


/s/ Wayne K. Forbes
----------------------------------
            Wayne K. Forbes

            As Witnesses

Attested:                               THE BANK OF NEW YORK,
                                          911 Washington Avenue
                                          St. Louis, Missouri  63101


/s/ Thomas Maple                        By: /s/ Robert J. Dunn
--------------------------------           -------------------------------------
                                        Name:   Robert J. Dunn
                                        Title:    As Agent


Signed, sealed and delivered by
       THE BANK OF NEW YORK
       in the presence of:


/s/ Daniel G. Dwyer
--------------------------------


/s/ Richard F. Novosak
--------------------------------

             As Witnesses

STATE OF MISSOURI          )
                           )  SS:
CITY OF ST. LOUIS          )

     On this 17th day of February, 2004, before me appeared JERRE E. BIRDSONG, to me personally known, who, being by me duly sworn, did say that he is Vice President and Treasurer of UNION ELECTRIC COMPANY, a corporation, and that the seal affixed to the foregoing instrument is the corporate seal of said corporation, and that said instrument was signed and sealed in behalf of said corporation by authority of its Board of Directors, and said JERRE E. BIRDSONG acknowledged said instrument to be the free act and deed of said corporation.

     IN TESTIMONY WHEREOF, I have hereto set my hand and affixed my official seal at my office, in the City and State aforesaid, the day and year last above written.


                                          /s/ S. A. Kitchens
                                          --------------------------------------

STATE OF MISSOURI          )
                           )  SS:
CITY OF ST. LOUIS          )

     On this 17th day of February, 2004, before me appeared Rober J. Dunn, to me personally known, who, being by me duly sworn, did say that he is an Agent of THE BANK OF NEW YORK, a corporation, and that the seal affixed to the foregoing instrument is the corporate seal of said corporation, and that said instrument was signed and sealed in behalf of said corporation, as the trustee thereunder by authority of its Board of Directors, and said Vice President, acknowledged said instrument to be the free act and deed of said corporation as the trustee under said instrument.

     IN TESTIMONY WHEREOF, I have hereto set my hand and affixed my official seal at my office, in the City and State aforesaid, the day and year last above written.


                                          /s/ Sally Lardge
                                          --------------------------------------